Thrivent Mutual Funds

Supplement to Statement of Additional Information (SAI)

Dated February 28, 2011

The following information about the Trustees of Thrivent Mutual Funds is added to the Leadership Structure and Oversight Responsibilities section of the SAI on pages 29-31.

Janice B. Case. Ms. Case has served as a Trustee on the Board of the Fund Complex since 2011. She has nearly 25 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several corporate and non-profit boards.

Marc S. Joseph. Mr. Joseph has served as a Trustee on the Board of the Fund Complex since 2011. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Services Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of The Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

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In addition, the table related to Independent Trustees on pages 31-32 should include the following additional information:

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years

Janice B. Case 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee since 2011	68	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008; Independent Director/Trustee of three affiliated family of funds (AEGON/ Transamerica Series Trust (consisted of 40 funds), Transamerica IDEX Funds (consisted of 53 funds) and Transamerica Income Shares, Inc. (consisted of one fund)) from 2001 through 2007; Advisory Board Director of AmSouth Bank, N.A. from 1997 through 2007	Please see principal occupation during past 5 years

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN Age 50	Trustee since 2011	68	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004	None

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
James A. Nussle 625 Fourth Avenue South Minneapolis, MN Age 50	Trustee since 2011	68	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009; CEO of The Nussle Group, Navigating Strategies LLC (consulting firm) from January 2007 through September 2007; and Member of Congress in U.S. House of Representatives from 1991 through 2007	Currently, Advisory Board member of AVISTA Capital Partners

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The following Trustees should be added under the heading Committees of the Board of Trustees on pages 34 through 36 to the list of members of the Audit Committee, Contracts Committee, Ethics and Compliance Committee, Governance Committee, and Investments Committee:

Janice B. Case

Marc S. Joseph

James A. Nussle.

The date of this Supplement is July 5, 2011

Please include this Supplement with your SAI

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